SUPPLEMENT TO THE PROSPECTUSES, SUMMARY PROSPECTUSES AND
STATEMENT OF ADDITIONAL INFORMATION
For the
Allspring California Limited-Term Tax-Free Fund
Allspring Common Stock Fund
Allspring Emerging Growth Fund
Allspring Emerging Markets Equity Advantage Fund
Allspring Emerging Markets Equity Fund
Allspring Government Securities Fund
Allspring Growth Fund
Allspring High Yield Bond Fund
Allspring Income Plus Fund
Allspring Innovation Fund
Allspring International Equity Fund
Allspring Large Cap Growth Fund
Allspring Large Cap Value Fund
Allspring Mid Cap Growth Fund
Allspring Minnesota Tax-Free Fund
Allspring Opportunity Fund
Allspring Pennsylvania Tax-Free Fund
Allspring Premier Large Company Growth Fund
Allspring Real Return Fund
Allspring Short Duration Government Bond Fund
Allspring Short-Term Bond Plus Fund
Allspring Small Company Growth Fund
Allspring Small Company Value Fund
Allspring SMID Cap Growth Fund
Allspring Special Global Small Cap Fund
Allspring Special International Small Cap Fund
Allspring Special Large Cap Value
Allspring Special Small Cap Value Fund
Allspring Ultra Short-Term Income Fund
Allspring Ultra Short-Term Municipal Income Fund
Allspring Utility and Telecommunications Fund
Allspring Wisconsin Tax-Free Fund

At a meeting held on August 19-20, 2025, the Board of Trustees of the Funds approved the conversion of each Fund’s Class C shares into Class A shares. Accordingly, effective on or about the close of business on November 14, 2025 (the “Conversion Date”), all Class C shares of each Fund will automatically convert to Class A shares of the same Fund. Following the Conversion Date, each Fund’s Class C will be dissolved, and all references to Class C are hereby removed.

Effective at the close of business on September 29, 2025, Class C of each Fund will be closed to new investors and additional investments from existing shareholders.

August 21, 2025	SUP0663 08-25